                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                              REG. SEC.240.14A-101
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[ ] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to sec.240.14a-12
               NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

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

                          PRELIMINARY PROXY STATEMENT
                               DATED MAY 17, 2002
                             SUBJECT TO COMPLETION

                                  * MAY 2002 *

                                IMPORTANT NOTICE
                    TO NUVEEN SELECT PORTFOLIO SHAREHOLDERS
Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Closed-end investment companies listed on the New York Stock Exchange such as your Fund are required to hold annual meetings to approve the election of Trustees. In addition, such companies are required to obtain shareholder approval for certain changes to their organizational documents and changes to their investment policies. Your Fund is seeking shareholder approval on the following items:

- To elect seven (7) trustees to serve for each Fund until the next annual meeting.

- An amendment to the Declaration of Trust.

Please refer to the proxy statement for a detailed explanation of the proposed items.

Q. HOW WILL THE PROPOSAL TO AMEND THE DECLARATION OF TRUST AFFECT ME AS A FUND SHAREHOLDER?

A. The investment manager for your Fund is seeking to maintain competitive dividend rates. If the amendments to the Declarations of Trust are approved, the Funds' investment manager will have greater ability to invest in higher yielding, longer-term investment grade municipal obligations. The amendments will accomplish this by eliminating the 2017 termination date for each Fund and permit it to operate indefinitely.

Q. HAVE SHAREHOLDERS PREVIOUSLY CONSIDERED THE PROPOSAL TO AMEND THE DECLARATION OF TRUST?

A. Yes, shareholders considered this proposal at the last annual meeting. However, due to a tabulation error, the proposal needs to be reconsidered.

Q.  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response to these items will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor or Nuveen at (800) 257-8787 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing them in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll-free number on the proxy card or by computer over the Internet (www.proxyvote.com) and using the control number on the proxy card.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the proposals.

                          PRELIMINARY PROXY STATEMENT
                               DATED MAY 17, 2002
                             SUBJECT TO COMPLETION

NOTICE OF ANNUAL MEETINGS                                    333 West Wacker Drive
OF SHAREHOLDERS - JULY 31, 2002                              Chicago, Illinois
                                                             60606
                                                             (800) 257-8787

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

May 28, 2002

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio and Nuveen New York Select Tax-Free Income Portfolio, each a Massachusetts business trust (each, a "Fund," and, collectively, the "Funds"), will be held in the sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 31, 2002, at 10:30 a.m., Chicago time, for the following purposes:

    1. To approve an amendment to the Declaration of Trust.

    2. To elect seven (7) trustees to serve for each Fund until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    3. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of each Fund at the close of business on May 28, 2002 are entitled to notice of and to vote at that Fund's Annual Meeting.

YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman,
Vice President and Secretary

JOINT PROXY STATEMENT

MAY 28, 2002                                                  333 West Wacker
                                                              Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

GENERAL INFORMATION

THIS JOINT PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF TRUSTEES OF EACH OF NUVEEN SELECT TAX-FREE INCOME PORTFOLIO ("SELECT PORTFOLIO"), NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 ("SELECT PORTFOLIO 2"), NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 ("SELECT PORTFOLIO 3"), NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO ("CALIFORNIA PORTFOLIO") AND NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO ("NEW YORK PORTFOLIO") (EACH A "FUND" AND COLLECTIVELY THE "FUNDS") OF PROXIES TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS OF EACH FUND TO BE HELD ON JULY 31, 2002 (FOR EACH FUND, AN "ANNUAL MEETING" AND, COLLECTIVELY, THE "ANNUAL MEETINGS"), AND AT ANY AND ALL ADJOURNMENTS THEREOF. This proxy statement is first being mailed to
shareholders of the Funds on or about May   , 2002.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the seven nominees for trustee, as listed in this Joint Proxy Statement; and FOR the approval of an amendment to the Declaration of Trust. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

Because the same matters are being considered and voted on by the shareholders, the Board of Trustees of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

A quorum of shareholders is required to take action at each Fund's Annual Meeting. [A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting.] Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. [The inspectors of election will determine whether or not a quorum is present at each Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter) as present for purposes of determining a quorum.]

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will have no effect in the election of trustees (the seven nominees receiving the largest number of votes will be elected) and will be treated as shares voted against the proposal to amend each Fund's Declaration of Trust. The details of all proposals to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on May 28, 2002 will be entitled to one vote for each share held. As of May 28, 2002, shares of the Funds were issued, outstanding and eligible to vote as follows:

---------------------------------------------------
       FUND         NYSE TICKER SYMBOL     SHARES
---------------------------------------------------
Select Portfolio           NXP
Select Portfolio 2         NXQ
Select Portfolio 3         NXR
California
  Portfolio                NXC
New York Portfolio         NXN

This Proxy Statement is first being mailed to shareholders of the Funds on or
about May   , 2002.

The following table indicates which shareholders are solicited with respect to proposals considered at the Annual Meetings:

                          PROPOSALS
------------------------------------------
                    ----------------------
                       AMEND
                    DECLARATION    ELECT
       FUND          OF TRUST     TRUSTEES
------------------------------------------
Select Portfolio         X           X
Select Portfolio 2       X           X
Select Portfolio 3       X           X
California
  Portfolio              X           X
New York Portfolio       X           X

1. APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST OF EACH FUND

BACKGROUND INFORMATION ON THE FUNDS

The investment objective of the Select Portfolio, Select Portfolio 2 and Select Portfolio 3 (the "Select Funds") is to provide stable dividends exempt from regular federal income tax, consistent with preservation of capital. Each Select Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of long-term investment grade quality municipal obligations which are judged by Nuveen Institutional Advisory Corp. (the "Adviser" or "NIAC") to represent the best long-term values among those municipal obligations that satisfy the Fund's credit quality standards.

The investment objective of the California Portfolio and New York Portfolio (the "State Funds") is to provide stable dividends exempt from regular federal income tax, as well as California personal income tax for the California Portfolio and New York State and New York City personal income tax for the New York Portfolio, consistent with preservation of capital. Each State Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of long-term state investment grade quality municipal obligations which are judged by NIAC to represent the best long-term values among those municipal obligations that satisfy the Fund's credit quality standards.

Each Fund will only purchase municipal obligations rated within the four highest grades (BBB or Baa or better as rated by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively), except that up to 20% of each Fund's assets may be invested in unrated municipal obligations which, in the judgement of NIAC, are of comparable quality to those so rated. In addition, for the State Portfolios, NIAC currently emphasizes investments in municipal obligations that are rated within the three highest investment grades by Moody's or S&P. Each Fund may also invest up to 20% of its net assets in municipal obligations that pay interest subject to the U.S. federal alternative minimum tax. Additionally, in order to keep cash on hand fully invested, each Fund may invest in high quality short-term tax-exempt and taxable temporary investments.

PROPOSED AMENDMENTS TO THE DECLARATIONS OF TRUST OF THE FUNDS

Although organized as closed-end investment companies which generally continue to operate indefinitely, each of the Funds was organized in 1992 to terminate approximately 20-25 years after the date of its offering of shares. More specifically, under each Fund's Declaration of Trust, the respective Funds are scheduled to terminate on the dates specified on the table below if not terminated sooner in accordance with certain provisions.

------------------------------------
       FUND         TERMINATION DATE
------------------------------------
Select Portfolio     March 31, 2017
Select Portfolio 2    June 30, 2017
Select Portfolio 3    July 31, 2017
California
  Portfolio           June 30, 2017
New York Portfolio    June 30, 2017

In addition, the Funds were originally organized to be passively managed. NIAC initially assembled relatively fixed investment portfolios that emphasized municipal obligations that had maturities of approximately 18 to 28 years and that had an average maturity of approximately 20-25 years. The bonds in each Fund's portfolio were selected so that on average, they would not be redeemed at the option of the issuer thereof for approximately 7 to 8 years from the date of purchase by the applicable Fund.

Further, under each Fund's current non-fundamental investment policies, NIAC is subject to limitations concerning the manner in which the portfolio of the respective Fund can be adjusted, including a limitation that NIAC will adjust the Fund's portfolio by purchasing municipal obligations that have, at the time of purchase, a maturity which approximates the expected termination date of the Fund.

The Board of Trustees of each Fund has determined that it is in the best interest of shareholders to eliminate the provisions in each Fund's Declaration of Trust that require the termination of each Fund on the dates set forth above. The Board believes that eliminating the termination dates will increase NIAC's ability to achieve each Fund's investment objective by allowing NIAC greater investment flexibility to purchase municipal bonds with maturity dates that are not tied to a Fund's termination date. In addition, the Board of Trustees believes that if the termination dates are not eliminated, the Funds may become less attractive to investors as they approach termination, which may have a negative impact on the price at which a Fund's shares trade on the New York Stock Exchange.

If the Declarations of Trust of the Funds are not amended to eliminate the termination dates, the average maturities of the municipal obligations included in the Funds are expected to shorten as termination approaches and the obligations eligible to be purchased by the Funds will have shorter maturities as time passes. However, if the amendments are approved, NIAC will be able to remain invested in and purchase longer-term municipal obligations for each Fund. The Funds will continue to emphasize municipal obligations with maturities of approximately 18 to 28 years and an average maturity of approximately 20-25 years for the Funds.

Under normal market conditions, shorter-term municipal obligations generally pay lower interest rates than longer-term obligations, and accordingly, a fund's ability to hold more longer-term obligations increases such fund's ability to earn higher yields. However, shorter-term securities are also generally subject to less interest rate risk than longer-term securities. Interest rate risk is the risk that bonds in a fund will decline in value because of a rise in interest rates. Generally, bonds will increase in value when interest rates decline and decrease in value when interest rates rise. Typically, bonds with longer periods before maturing are more sensitive to interest rate changes and subject to more risk. Accordingly, if the Funds' Declarations of Trust are amended, the Funds will be able to purchase longer-term municipal bonds and the Funds will be exposed to additional interest rate risk which may have an adverse effect upon your investment in your Fund.

Also, the increased investment flexibility available to NIAC will allow the Funds to be more actively managed and may increase the Fund's portfolio turnover. A higher portfolio turnover rate may result in your Fund paying increased transaction costs and could result in shareholders paying increased taxes on realized investment gains.

Nevertheless, considering all relevant factors, the Board of Trustees of each Fund proposes that shareholders approve an amendment to each Fund's Declaration of Trust to eliminate the termination date for each Fund permitting each Fund to operate indefinitely.

CONSIDERATIONS OF THE BOARD OF TRUSTEES

At meetings of the Board of Trustees of each Fund held on June 2, 2001 and February 20, 2002, NIAC, the investment adviser to the Funds, recommended, and the Board approved, the elimination of the termination date for each of the Funds. The Board also approved the elimination of each Fund's non-fundamental investment policy that required NIAC to adjust the portfolios of the Funds by purchasing municipal obligations that have at the time of the purchase a maturity which approximates the expected termination date of the respective Fund. Non-fundamental investment policies may be changed by the Board of Trustees without shareholder vote. NIAC believes that elimination of the termination dates and the above non-fundamental policy will benefit the Funds by providing NIAC with greater investment flexibility to pursue their stated investment objectives.

If the termination dates are not eliminated, NIAC believes that it will unduly impair the Funds' ability to achieve their respective investment objectives. Because of the termination date, the Fund's current investment policy restricts the Funds from purchasing securities that at the time of purchase have maturities beyond the Funds' termination dates. As a Fund approaches termination, the municipal securities eligible to be purchased for the Fund will have shorter maturities. Under normal market conditions, these shorter-term market securities generally pay a lower interest rate than similar securities with longer maturities. In addition, the Funds would likely hold a greater portion of their assets in cash and cash equivalents as termination approaches. As a result of the foregoing, under normal market conditions, the Funds would likely be required to reduce dividend rates.

It is currently anticipated, however, that if the amendments are approved, NIAC would continue to emphasize investments in municipal obligations that on average, may not be redeemed at the option of the issuer thereof for approximately 7 to 8 years from the date of purchase by the Funds.

The Board of Trustees of each Fund believes it is in the best interests of shareholders to amend the Declaration of Trust to eliminate the termination dates and recommends that shareholders approve the amendment. The Board believes that eliminating the termination dates will provide NIAC with greater investment flexibility that will enhance its ability to achieve the Funds' investment objectives. Without the termination dates, the Funds may invest in municipal obligations with maturities that are not tied to a Fund's termination date. Further, the Board believes that if the termination dates are not eliminated, the Funds may become less attractive to investors as they approach termination which may have a negative impact on the price at which shares of the Funds trade on the New York Stock Exchange. The Board of Trustees also considered the benefits NIAC may realize in connection with the proposal, including the receipt of investment advisory fees from the Funds beyond the termination dates. (Although NIAC will have greater investment flexibility, there is no increase in advisory fee rates proposed.) AFTER CAREFUL CONSIDERATION OF THE ABOVE FACTORS AND SUCH OTHER INFORMATION AS THE BOARD DEEMED RELEVANT, THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST OF EACH SUCH FUND.

SHAREHOLDER APPROVAL

To become effective, the proposed amendments to each respective Declaration of Trust must be approved by the shareholders of each Fund holding more than 50% of the shares entitled to vote. The proposed amendments were unanimously approved by the Board of Trustees of each Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Boards of Trustees also unanimously determined to submit each amendment for consideration by the shareholders of the Funds.

PROPOSAL 2 -- ELECTION OF TRUSTEES

At each Fund's Annual Meeting, seven (7) Trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. [The affirmative vote of a plurality of the shares present and entitled to vote will be required to elect the Trustees of each Fund.]

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Trustee of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Trustees.

Other than Timothy R. Schwertfeger, none of the Trustees have ever been a director or an employee of Nuveen Investments ("Nuveen") or any affiliate.

Messrs. Bacon, Kissick and Leafstrand have been trustees of the Funds since each Fund was organized in 1992. Ms. Wellington and Mr. Schwertfeger were elected as trustees in 1994 and 1996, respectively. Mr. Evans was elected as trustee in 1999. Mr. Bennett was appointed a trustee in January 2001 and elected in August 2001. The nominees for election to the Board are the same for each Fund.

     THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS GIVE VOTING INSTRUCTIONS FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR TRUSTEE OF EACH FUND

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                 TERM OF OFFICE                                              FUND COMPLEX
                           POSITION(S) HELD      AND LENGTH OF              PRINCIPAL OCCUPATION(S)            OVERSEEN
  NAME, ADDRESS AND AGE       WITH FUND           TIME SERVED                 DURING PAST 5 YEARS             BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Nominees who are not
interested person of the
Funds
James E. Bacon             Trustee           - Term - Indefinite     Treasurer, Cathedral of St. John the          17
333 West Wacker Drive                        - Length of Service -   Divine (New York City) 1997-present;
Chicago, IL 60606                             Since Inception        formerly, Director of Lone Star
(2/27/31)                                                            Industries, Inc. (1992-1999);
                                                                     previously, Director and Executive
                                                                     Vice President of U.S. Trust
                                                                     Corporation and Trustee of United
                                                                     States Trust Company of New York.
William E. Bennett         Trustee           - Term - Indefinite     Private Investor; previously President        17
333 West Wacker Drive                        - Length of Service -   and C.E.O. Draper & Kramer, Inc.
Chicago, IL 60606                             Since 2001             (1995-1998).
(10/16/46)
Jack B. Evans              Trustee           - Term - Indefinite     President, The Hall-Perrine Foundation        17
333 West Wacker Drive                        - Length of Service -   (a private philanthropic corporation);
Chicago, IL 60606                             Since 1999             Director, Alliant Energy; Director and
(10/22/48)                                                           Vice Chairman United Fire & Casualty
                                                                     Company; Director, Federal Reserve
                                                                     Bank of Chicago; previously President
                                                                     and Chief Operating Officer, SCI
                                                                     Financial Group, Inc. (a regional
                                                                     financial services firm).

-------------------------  ---------
                             OTHER
                           DIRECTOR-
                             SHIPS
                            HELD BY
  NAME, ADDRESS AND AGE     TRUSTEE
-------------------------  ---------
Nominees who are not
interested person of the
Funds
James E. Bacon
333 West Wacker Drive
Chicago, IL 60606
(2/27/31)
William E. Bennett
333 West Wacker Drive
Chicago, IL 60606
(10/16/46)
Jack B. Evans
333 West Wacker Drive
Chicago, IL 60606
(10/22/48)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                 TERM OF OFFICE                                              FUND COMPLEX
                           POSITION(S) HELD      AND LENGTH OF              PRINCIPAL OCCUPATION(S)            OVERSEEN
  NAME, ADDRESS AND AGE       WITH FUND           TIME SERVED                 DURING PAST 5 YEARS             BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
William L. Kissick         Trustee           - Term - Indefinite     Emeritus Professor, School of Medicine        17
333 West Wacker Drive                        - Length of Service -   and the Wharton School of Management
Chicago, IL 60606                            Since Inception         and former Chairman, Leonard Davis
(7/29/32)                                                            Institute of Health Economics,
                                                                     University of Pennsylvania, Adjunct
                                                                     Professor, Health Policy and
                                                                     Management, Yale University.
Thomas E. Leafstrand       Trustee           - Term - Indefinite     Retired; previously, Vice President in        17
333 West Wacker Drive                        - Length of Service -   charge of Municipal Underwriting,
Chicago, IL 60606                             Since Inception        Trading, and Dealer Sales at The
(11/11/31)                                                           Northern Trust Company.
Sheila W. Wellington       Trustee           - Term - Indefinite     President of Catalyst (a                      17
333 West Wacker Drive                        - Length of Service -   not-for-profit organization focusing
Chicago, IL 60606                             Since 1994             on women's leadership development in
(2/24/32)                                                            business and the professions).

-------------------------  ---------
                             OTHER
                           DIRECTOR-
                             SHIPS
                            HELD BY
  NAME, ADDRESS AND AGE     TRUSTEE
-------------------------  ---------
William L. Kissick
333 West Wacker Drive
Chicago, IL 60606
(7/29/32)
Thomas E. Leafstrand
333 West Wacker Drive
Chicago, IL 60606
(11/11/31)
Sheila W. Wellington
333 West Wacker Drive
Chicago, IL 60606
(2/24/32)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                 TERM OF OFFICE                                              FUND COMPLEX
                           POSITION(S) HELD      AND LENGTH OF              PRINCIPAL OCCUPATION(S)            OVERSEEN
  NAME, ADDRESS AND AGE       WITH FUND           TIME SERVED                 DURING PAST 5 YEARS             BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Nominee who is an
interested person of the
Funds
*Timothy R. Schwertfeger   Chairman,         - Term - Indefinite     Chairman (since May 1999), President         129
333 West Wacker Drive      President and     - Length of Service -   and Trustee of the funds advised by
Chicago, IL 60606          Trustee            Since 1996             Nuveen Institutional Advisory Corp.
(3/28/49)                                                            (since July 1996) and the funds
                                                                     advised by Nuveen Senior Loan Asset
                                                                     Management Inc. (since 1999); Chairman
                                                                     (since July 1996) and Director of The
                                                                     John Nuveen Company, Nuveen
                                                                     Investments, Nuveen Advisory Corp.,
                                                                     Nuveen Institutional Advisory Corp.
                                                                     and the funds advised by Nuveen
                                                                     Advisory Corp.; Chairman and Director
                                                                     (since January 1997) of Nuveen Asset
                                                                     Management, Inc.; Chairman and
                                                                     Director of Rittenhouse Financial
                                                                     Services, Inc. (since March 1999;
                                                                     Chief Executive Officer and Director
                                                                     of Nuveen Senior Loan Asset Management
                                                                     Inc. (since September 1999).
--------------------------------------------------------------------------------------------------------------------------

-------------------------  ---------
                             OTHER
                           DIRECTOR-
                             SHIPS
                            HELD BY
  NAME, ADDRESS AND AGE     TRUSTEE
-------------------------  ---------
Nominee who is an
interested person of the
Funds
*Timothy R. Schwertfeger
333 West Wacker Drive
Chicago, IL 60606
(3/28/49)
-------------------------

* "Interested Person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, NIAC.

In addition to the Funds, the Trustees are also Trustees of two funds managed by Nuveen Senior Loan Asset Management, Inc. ("NSLAM") and 9 open-end funds and 1 closed-end fund advised by NIAC. In addition, Mr. Schwertfeger is a director of 82 closed-end funds and [30] open-end funds advised by Nuveen Advisory Corp. ("NAC").

THE FUND'S EXECUTIVE OFFICERS

The following table sets forth information with respect to each executive officer of the Funds, other than Mr. Schwertfeger who is a Trustee and included in the table relating to the nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2002. The Board will consider the election of officers at the Board meeting to be held after the Annual Meetings, to serve until July 2003 in accordance with each Fund's by-laws.

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                            POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President       - Term - Until July 2002   Vice President (since January 2002), formerly
333 West Wacker Drive,                          - Length of Service -      Assistant Vice President (since March 2000),
Chicago, IL 60606                                Since 2002                previously, Associate of Nuveen Investments.
(2/3/66)
Paul L. Brennan            Vice President       - Term - Until July 2002   Vice President (since January 2002), formerly
333 West Wacker Drive,                          - Length of Service -      Assistant Vice President (since 1997).
Chicago, IL 60606                                Since 2002
(11/10/66)
Peter H. D'Arrigo          Vice President and   - Term - Until July 2002   Vice President of Nuveen Investments (since
333 West Wacker Drive,     Treasurer            - Length of Service -      January 1999); prior thereto, Assistant Vice
Chicago, IL 60606                                Since 1999                President from January 1997 to January 1999;
(11/28/67)                                                                 formerly, Associate of Nuveen Investments; Vice
                                                                           President and Treasurer of Nuveen Senior Loan
                                                                           Asset Management Inc. (since September 1999);
                                                                           Chartered Financial Analyst.
Michael S. Davern          Vice President       - Term - Until July 2002   Vice President (since 1997) of Nuveen Advisory.
333 West Wacker Drive,                          - Length of Service -
Chicago, IL 60606                                Since 1998
(6/26/57)

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
                             SERVED BY
NAME, ADDRESS AND AGE         OFFICER
-------------------------  -------------
Michael T. Atkinson            129
333 West Wacker Drive,
Chicago, IL 60606
(2/3/66)
Paul L. Brennan                126
333 West Wacker Drive,
Chicago, IL 60606
(11/10/66)
Peter H. D'Arrigo              129
333 West Wacker Drive,
Chicago, IL 60606
(11/28/67)
Michael S. Davern              126
333 West Wacker Drive,
Chicago, IL 60606
(6/26/57)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                            POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto           Vice President       - Term - Until July 2002   Vice President of the NAC and NIAC advised
333 West Wacker Drive,                          - Length of Service -      funds since August 2001; previously, Vice
Chicago, IL 60606                               Since 2001                 President of Van Kampen Investment Advisory
(9/8/54)                                                                   Corp. (since 1998), prior thereto Assistant
                                                                           Vice President of Van Kampen Investment
                                                                           Advisory Corp. (since 1994).
Jessica R. Droeger         Vice President       - Term - Until July 2002   Vice President (since 2002), formerly,
333 West Wacker Drive,                          - Length of Service -      Assistant Vice President and Assistant General
Chicago, IL 60606                                Since 2002                Counsel (since May 1998) of Nuveen Investments;
(9/24/64)                                                                  Assistant Vice President and Assistant
                                                                           Secretary (since 1998) of Nuveen Advisory Corp.
                                                                           and Nuveen Institutional Advisory Corp; prior
                                                                           thereto, Associate at the law firm D'Ancona
                                                                           Partners LLC.
Lorna C. Ferguson          Vice President       - Term - Until July 2002   Vice President of Nuveen Investments and (since
333 West Wacker Drive,                          - Length of Service -      January 1998); Vice President of Nuveen
Chicago, IL 60606                                Since 1998                Advisory Corp. and Nuveen Institutional
(10/24/45)                                                                 Advisory Corp.
William M., Fitzgerald     Vice President       - Term - Until July 2002   Managing Director (since 2001) and Vice
333 West Wacker Drive,                          - Length of Service -      President (since 1995) of Nuveen Advisory Corp.
Chicago, IL 60606                                Since 1996                and Nuveen Institutional Advisory Corp.;
(3/2/64)                                                                   Chartered Financial Analyst.
Stephen D. Foy             Vice President and   - Term - Until July 2002   Vice President of Nuveen Investments and (since
333 West Wacker Drive,     Controller           - Length of Service -      May 1998) The John Nuveen Company; Certified
Chicago, IL 60606                                Since 1998                Public Accountant.
(5/31/54)
J. Thomas Futrell          Vice President       - Term - Until July 2002   Vice President of Nuveen Advisory Corp, and
333 West Wacker Drive,                          - Length of Service -      Nuveen Institutional Advisory Corp.; Chartered
Chicago, IL 60606                                Since Inception           Financial Analyst.
(7/5/55)

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
                             SERVED BY
NAME, ADDRESS AND AGE         OFFICER
-------------------------  -------------
Susan M. DeSanto               129
333 West Wacker Drive,
Chicago, IL 60606
(9/8/54)
Jessica R. Droeger             129
333 West Wacker Drive,
Chicago, IL 60606
(9/24/64)
Lorna C. Ferguson              129
333 West Wacker Drive,
Chicago, IL 60606
(10/24/45)
William M., Fitzgerald         129
333 West Wacker Drive,
Chicago, IL 60606
(3/2/64)
Stephen D. Foy                 129
333 West Wacker Drive,
Chicago, IL 60606
(5/31/54)
J. Thomas Futrell              126
333 West Wacker Drive,
Chicago, IL 60606
(7/5/55)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                            POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Richard A. Huber           Vice President       - Term - Until July 2002   Vice President of Nuveen Institutional Advisory
333 West Wacker Drive,                          - Length of Service -      Corp. (since 1998) and Nuveen Advisory Corp.
Chicago, IL 60606                               Since 1998                 (since January 1997).
(3/26/63)
Steven J. Krupa            Vice President       - Term - Until July 2002   Vice President of Nuveen Advisory Corp, and
333 West Wacker Drive,                          - Length of Service -      Nuveen Institutional Advisory Corp.
Chicago, IL 60606                                Since Inception
(8/21/57)
David J. Lamb              Vice President       - Term - Until July 2002   Vice President of Nuveen Investments (since
333 West Wacker Drive,                          - Length of Service -      March 2000), prior thereto, Assistant Vice
Chicago, IL 60606                                Since July 2000           President (since January 1999), formerly
(3/22/63)                                                                  Associate of Nuveen Investments; Certified
                                                                           Public Accountant.
Tina M. Lazar              Vice President       - Term - Until July 2002   Vice President of Nuveen Investments (since
333 West Wacker Drive,                          - Length of Service -      1999), prior thereto, Assistant Vice President
Chicago, IL 60606                                Since July 2002           (since 1993).
(8/27/61)
Larry W. Martin            Vice President and   - Term - Until July 2002   Vice President, Assistant Secretary and
333 West Wacker Drive,     Assistant Secretary  - Length of Service -      Assistant General Counsel of Nuveen
Chicago, IL 60606                                Since Inception           Investments; Vice President and Assistant
(7/27/51)                                                                  Secretary of Nuveen Advisory Corp., Nuveen
                                                                           Institutional Advisory Corp. and Nuveen Senior
                                                                           Loan Asset Management Inc. (since September
                                                                           1999); Assistant Secretary of The John Nuveen
                                                                           Company; Assistant Secretary of Nuveen Asset
                                                                           Management (since January 1997).
Edward F. Neild, IV        Vice President       - Term - Until July 2002   Vice President (since September 1996) of Nuveen
333 West Wacker Drive,                          - Length of Service -      Advisory Corp. and Nuveen Advisory Corp.;
Chicago, IL 60606                                Since 1996                Chartered Financial Analyst.
(7/7/65)

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
                             SERVED BY
NAME, ADDRESS AND AGE         OFFICER
-------------------------  -------------
Richard A. Huber               126
333 West Wacker Drive,
Chicago, IL 60606
(3/26/63)
Steven J. Krupa                126
333 West Wacker Drive,
Chicago, IL 60606
(8/21/57)
David J. Lamb                  129
333 West Wacker Drive,
Chicago, IL 60606
(3/22/63)
Tina M. Lazar                  129
333 West Wacker Drive,
Chicago, IL 60606
(8/27/61)
Larry W. Martin                129
333 West Wacker Drive,
Chicago, IL 60606
(7/27/51)
Edward F. Neild, IV            127
333 West Wacker Drive,
Chicago, IL 60606
(7/7/65)

--------------------------------------------------------------------------------------------------------------------------

                                                     TERM OF OFFICE
                            POSITION(S) HELD          AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           WITH FUND              TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy,   Vice President       - Term-Until July 2002     Vice President (since January 2002),
333 West Wacker Drive,                          - Length of Service -      previously, Assistant Vice President (1998) of
Chicago, IL 60606                               Since 2002                 Nuveen Advisory Corp. and Nuveen Institutional
(9/4/60)                                                                   Advisory Corp.
Thomas C. Spaulding        Vice President       - Term-Until July 2002     Vice President of Nuveen Advisory Corp. and
333 West Wacker Drive,                          - Length of Service -      Nuveen Institutional Advisory Corp.; Chartered
Chicago, IL 60606                                Since Inception           Financial Analyst.
(7/31/51)
Gifford R. Zimmerman       Vice President and   - Term-Until July 2002     Managing Director (since 2002), Vice President,
333 West Wacker Drive,     Secretary            - Length of Service -      Assistant Secretary and Associate General
Chicago, IL 60606                                Since Inception           Counsel of Nuveen Investments; Vice President,
(9/9/56)                                                                   General Counsel and Assistant Secretary of
                                                                           Nuveen Advisory Corp. and Nuveen Institutional
                                                                           Advisory Corp.; Vice President and Assistant
                                                                           Secretary of Nuveen Senior Loan Asset
                                                                           Management Inc. (since September 1999);
                                                                           Assistant Secretary of The John Nuveen Company;
                                                                           Chartered Financial Analyst.
--------------------------------------------------------------------------------------------------------------------------

-------------------------  -------------
                             NUMBER OF
                           PORTFOLIOS IN
                           FUND COMPLEX
                             SERVED BY
NAME, ADDRESS AND AGE         OFFICER
-------------------------  -------------
Thomas J. O'Shaughnessy,       126
333 West Wacker Drive,
Chicago, IL 60606
(9/4/60)
Thomas C. Spaulding            126
333 West Wacker Drive,
Chicago, IL 60606
(7/31/51)
Gifford R. Zimmerman           129
333 West Wacker Drive,
Chicago, IL 60606
(9/9/56)
-------------------------

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities of the Funds and all of the Nuveen Funds overseen by the Trustees beneficially owned by the Trustees as of February 28, 2002:

--------------------------------------------------------------------------------------------------------
                                                                                       AGGREGATE DOLLAR
                                                                                        RANGE OF EQUITY
                                                                                       SECURITIES IN ALL
                                                                                       FUNDS OVERSEEN OR
                                                                                       TO BE OVERSEEN BY
                                                                                       TRUSTEE IN FAMILY
                                                                                         OF INVESTMENT
   NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND            COMPANIES(1)
---------------------  --------------------------------------------------------------  -----------------
                        SELECT       SELECT       SELECT       CALIFORNIA   NEW YORK
                       PORTFOLIO   PORTFOLIO 2  PORTFOLIO 3    PORTFOLIO    PORTFOLIO
                       --------------------------------------------------------------
James E. Bacon         $     -0-       $10,001  $       -0-           $-0-      $-0-       Over $100,000
William E. Bennet              0             0            0              0         0    $50,001-$100,000
Jack B. Evans                  0             0            0              0         0       Over $100,000
William L. Kissick      $10,001-      $10,001-     $10,001-              0         0    $50,001-$100,000
                         $50,000       $50,000      $50,000
Thomas E. Leafstrand    $10,001-   $1- $10,000  $1- $10,000              0         0       Over $100,000
                         $50,000
Timothy R.
  Schwertfeger                                                                             Over $100,000
Sheila W. Wellington    $10,001-      $10,001-     $10,001-              0         0       Over $100,000
                         $50,000       $50,000      $50,000
--------------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the nominee in the Funds and in all Nuveen funds overseen by each Trustee. For each Trustee, the amount reflected includes share equivalents of certain Nuveen funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Compensation." For Mr. Schwertfeger, the amount reflected also includes shares held in Nuveen's 401(k)/Profit Sharing Plan.

The above persons have sole voting power and sole investment power as to the shares listed above, with the exception of Mr. Schwertfeger and Ms. Wellington's shares being held jointly with their respective spouses.

On February 28, 2002, Trustees and executive officers of the Fund as a group beneficially owned 552,697 common shares of all of the Nuveen Funds managed by NIAC, NSLAM and NAC (including share equivalents of certain Nuveen funds in which the Trustee is deemed to be invested in connection with the deferral of compensation by Trustees pursuant to a defined compensation plan (the "Plan" ) and shares held by the executive officers in Nuveen's 401(k)/Profit Sharing
Plan). [AS OF             , 2002, THE TRUSTEES AND EXECUTIVE OFFICERS OF THE
FUND AS A GROUP OWNED LESS THAN 1% OF THE OUTSTANDING SHARES OF THE FUND.] [AS
OF             , 2002, NO SHAREHOLDER OWNED MORE THAN 5% OF ANY CLASS OF SHARES
OF THE FUND.]

OTHER AFFILIATIONS OR RELATIONSHIPS OF TRUSTEES

As of February 28, 2002, none of the Trustees who are not Interested Persons of a Fund and who are not affiliated with Nuveen or NIAC, the Funds' investment adviser (the "Independent Trustees"), nor any immediate family member of an Independent Trustee, own shares of NIAC or a principal underwriter of a Fund, nor does any such person own shares of a company controlling, controlled by or under common control with NIAC or a principal underwriter of a Fund.

There have been no transactions by a Fund since April 1, 2001, the beginning of the Funds' last fiscal year, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any Trustee, executive officer or security holder of more than 5% of the voting securities of a Fund or any immediate family members of the foregoing persons, has or will have a direct or indirect material interest nor have any of the foregoing persons been indebted to a Fund in an amount in excess of $60,000 at any time since that date.

No Independent Trustee, nor any immediate family member of such a Trustee, has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser or principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the Funds. Moreover, no Independent Trustee (or immediate family member of any Independent Trustee) has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or any direct or indirect material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the Funds, an officer of the Funds, any investment company sharing the same investment adviser or principal underwriter as the Funds or any officer of such a company, any investment adviser or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment adviser or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds, has served as a director on a board of a company where any of the Trustees or nominees of the Funds has served as an officer.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to a Fund or any of its affiliated persons or has a material interest adverse to a Fund or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

COMPENSATION

The Trustees affiliated with Nuveen or NIAC serve without any compensation from the Funds. Independent Trustees receive a $35,000 annual retainer for serving as a Trustee for all funds managed by NIAC and NSLAM, $1,000 fee per day plus expenses for attendance in person at all meetings (other than a meeting of the dividend and valuation committee held solely to declare a dividend) [held on a day on which no regular Board meeting is held,] $500 for attendance by telephone of such meetings and $200 for attendance in person or by telephone at a meeting of the dividend and valuation committee. The annual retainer, fees and expenses are allocated among the funds on the basis of relative net asset sizes.

The Board of Trustees of certain Nuveen funds (the "Participating Funds" ) have adopted a Deferred Compensation Plan for Independent Trustees (the "the Plan"). Under the Plan, the Independent Trustees of the Participating Funds may defer receipt of all, or a portion of, their compensation for services to the Participating Funds. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen Funds selected by the participant Trustee.

Each of the Funds is a Participating Fund and each Independent Trustee has elected to defer all or a portion of their compensation. Total deferred fees for the Funds for fiscal year 2002 (including the return from the assumed investment in the eligible Nuveen funds) payable are shown in the Deferred Fees column below.

The following table shows, for each Trustee who is not affiliated with Nuveen or NIAC, (1) the aggregate compensation paid by each Fund for its fiscal year ended March 31, 2002, (2) pension or retirement benefits accrued as part of Fund expenses, (3) estimated annual benefits upon retirements, and (4) the total compensation paid by the funds advised by NIAC and the funds advised by NSLAM during the calendar year 2001.

                               AGGREGATE COMPENSATION FROM EACH OF THE FUNDS(1)
                       -----------------------------------------------------------------   PENSION OR
                                                                                           RETIREMENT                    TOTAL
                                                                                            BENEFITS    ESTIMATED     COMPENSATION
                                                                                            ACCRUED       ANNUAL       FROM FUND
                                                                                            AS PART      BENEFITS       AND FUND
       NAME OF          SELECT       SELECT        SELECT      CALIFORNIA     NEW YORK      OF FUND        UPON       COMPLEX PAID
  PERSON, POSITION     PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3    PORTFOLIO     PORTFOLIO     EXPENSES    RETIREMENT   TO TRUSTEES(2)
---------------------  ------------------------------------------------------------------------------------------------------------
James E. Bacon            $            $             $             $             $             $            $              $
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand
Sheila W. Wellington
-----------------------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with the Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. The following table sets forth the amount of deferred fees earned by the Independent Trustees:

                                                        DEFERRED FEES
                                --------------------------------------------------------------
                                 SELECT       SELECT        SELECT      CALIFORNIA   NEW YORK
                                PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3   PORTFOLIO    PORTFOLIO
------------------------------  --------------------------------------------------------------
James E. Bacon                  $           $             $                     $6   $
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand
Sheila W. Wellington
----------------------------------------------------------------------------------------------

(2) Includes the total compensation for service on the Board of the Fund, the 9 open-end and 6 closed-end funds advised by NIAC and the two funds advised by NSLAM.

The John Nuveen Company ("JNC" ), parent company of NIAC, maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The Independent Trustees of the Funds are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of an Independent Trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the corporate contributions committee of JNC. The Independent Trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Independent Trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the corporate contributions committee.

COMMITTEES

William L. Kissick and Timothy R. Schwertfeger serve as the current members of the executive committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The executive committee of each Fund [DID NOT HOLD ANY MEETINGS] during the fiscal year ended [MARCH 31, 2002].

William E. Bennett, Thomas E. Leafstrand and Timothy R. Schwertfeger are the current members of the dividend and valuation committee for each Fund. The dividend and valuation committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend and valuation committee of the Fund held [TWELVE] meetings during the fiscal year ended March 31, 2002.

Each Fund's Board of Trustees has an audit committee currently composed of James
E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand, Trustees of the Funds who are not "interested persons" of the Funds and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and
(3) of the New York Stock Exchange's listing standards. Each Fund's audit committee reviews the work and any recommendations of that Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The audit committee has adopted a written charter. A copy of the written charter is attached as Appendix A to this proxy statement. The audit committee of each Fund held [TWO] meetings during the fiscal year ended March 31, 2002.

Nomination of those Trustees who are not "interested persons" of a Fund is committed to a nominating and governance committee composed of the Trustees who are not "interested persons" of that Fund. Members of each Fund's nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington. Each Fund's nominating and governance committee identifies and recommends individuals to be nominated for election as non-interested Trustees. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Trustees, (2) the selection and review of committee assignments, and
(3) Trustee education, board meetings and board performance. The nominating and governance committee of the Funds held [FOUR] meetings during the fiscal year ended March 31, 2002. No policy or procedure has been established as to the recommendation of Trustee nominees by shareholders.

The respective Board of Trustees of each Fund held [FOUR] regular board meetings and [TWO] special board meetings during the fiscal year ended March 31, 2002. [DURING THE LAST FISCAL YEAR, EACH TRUSTEE ATTENDED 75% OR MORE OF EACH FUND'S BOARD MEETINGS AND COMMITTEE MEETINGS (IF A MEMBER THEREOF)].

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") require each of the Fund's officers and Trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Fund with copies of all Section 16(a) forms they file. Based on a review of these forms, each Fund believes that the Fund's officers and Trustees, investment adviser and affiliated persons of the investment adviser complied with all such applicable Section 16(a) filing requirements during the fiscal year ended March 31, 2002. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Trustees of each Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of each Fund's financial statements, (2) each Fund's compliance with regulatory requirements, and (3) the independence and performance of each Fund's independent and internal auditors. Among other responsibilities, the committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent and internal auditors to consider their evaluation of each Fund's financial and internal controls. The Committee also recommends to the Board of Trustees the selection of each Fund's independent auditors. The Committee is currently composed of five non-employee Trustees and operates under a written charter adopted and approved by the Board of Trustees. Each Committee member is independent as defined by New York Stock Exchange listing Standards. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board of Trustees include the audited financial statements in each Fund's Annual Report.

The members of the Audit Committee are:

James E. Bacon
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by E&Y for professional services for the audit of the Fund's financial statements for fiscal 2002 were as follows:

-----------------------------------------------------------------------------
                                                 FINANCIAL
                                               INFORMATION,
                                 AUDIT      SYSTEMS DESIGN AND      ALL OTHER
            FUND                 FEES       IMPLEMENTATION FEES       FEES
-----------------------------------------------------------------------------
Select Portfolio                $                   $                   $
Select Portfolio 2
Select Portfolio 3
California Portfolio
New York Portfolio
-----------------------------------------------------------------------------

OTHER FEES. [Add other fees]. [E&Y performed each of the services noted in their capacity as independent auditor for each Fund. The audit committee has considered whether the non-audit services provided by E&Y are compatible with maintaining the independence of E&Y.]

APPOINTMENT OF INDEPENDENT AUDITORS

Each Fund's Board of Trustees has appointed Ernst & Young, LLP ("E&Y"), independent public accountants, as independent auditors to audit the books and records of each Fund for the fiscal year ended March 31, 2003. A representative of E&Y will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. [E&Y has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, NIAC or any other investment company sponsored by Nuveen.]

INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER AND THE INVESTMENT MANAGEMENT AGREEMENT

NIAC, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. NIAC is a wholly owned subsidiary of JNC, which in turn is approximately 78% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, a wholly owned subsidiary of JNC, acted as co-managing underwriter in the initial public offerings of shares of the Funds in 1992.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2003, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333
West Wacker Drive, Chicago, Illinois 60606, not later than             , 2003
[120 days before this year's mailing date]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside the process of Rule 14a-8 must submit such written notice not later than
            , 2003 [45 days before this year's mailing]. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the
solicitation of proxies, are estimated to be $          and will be paid by
[               ]. Additional solicitation may be made by letter, telephone or telegraph by officers of any Fund, by officers or employees of Nuveen Investments or NIAC, or by dealers and their representatives. [The Fund has engaged [D. F. King] to assist in the solicitation of proxies of an estimated
cost of $          plus reasonable expenses. [Add material Sections of D.F. King contract pursuant to Item 4(a)(3) and (4).]

ANNUAL REPORT DELIVERY

Annual reports were sent following each Fund's fiscal year to shareholders then of record. Each Fund will furnish, without charge, a copy of its annual and semi-annual report to its shareholders upon request. Such written or oral requests should be directed to the applicable Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or, for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to an Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies. [Shareholders do not have dissenters' or appraisal rights with respect to any manner to be acted upon at the Annual Meetings.]

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the Annual Meetings.

Failure of a quorum to be present at a Fund's Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of an Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the [affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.]

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO VOTE YOUR SHARES PROMPTLY.

Gifford R. Zimmerman
Vice President and Secretary

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEE CHARTER

                                   July, 2000

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund" ), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

        1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

        2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Fund's financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgment of the Chairman.

     With respect to the independent auditors:

        3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

        4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

        5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

        6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

        7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

        8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

        9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

       10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures or particular areas new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

       11. Reviewing the reports of examinations by regulatory authorities.

       12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

       13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

       14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

       15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

NUVEEN INVESTMENTS LOGO

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

                              NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
[NUVEEN LOGO]                 NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN INVESTMENTS            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
333 WEST WACKER DRIVE         NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
CHICAGO, IL 60606-1286        NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO


                         ANNUAL MEETING OF SHAREHOLDERS

                                  COMMON SHARES

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING
OF SHAREHOLDERS, JULY 31, 2002

         The annual meeting of shareholders will be held Wednesday, July 31, 2002, at 10:30 a.m. Central Time, in the sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Larry W. Martin, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on July 31, 2002, or any adjournment or adjournments thereof.

         You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

______________________________________________________________[CONTROL NUMBER]

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------

[FUND NAME]

VOTE ON PROPOSALS

1.  FOR APPROVAL OF AN AMENDMENT           FOR          AGAINST         ABSTAIN
    TO ITS DECLARATION OF TRUST            [ ]            [ ]             [ ]


2.  ELECTION OF NOMINEES TO THE BOARD      FOR          WITHHOLD        FOR ALL
    (01)   James E. Bacon                  ALL            ALL            EXCEPT
    (02)   William E. Bennett              [ ]            [ ]             [ ]
    (03)   Jack B. Evans
    (04)   William L. Kissick
    (05)   Thomas E. Leafstrand
    (06)   Timothy R. Schwertfeger
    (07)   Sheila W. Wellington


                                           To withhold authority to vote for an
                                           individual nominee mark the box "For
                                           All Except" and write the nominee's
                                           number on the line below.

                                           -------------------------------------


         WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE ((800) 690-6903) OR OVER THE INTERNET (www.proxyvote.com).

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

         The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

         Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.



------------------------------------------     ---------------------------------

------------------------------------------     ---------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date     Signature [Joint Owners]     Date